     As Filed With the Securities and Exchange Commission on April 28, 1998


                                                       Registration No. 33-34275
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ___________________

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]

                        Post-Effective Amendment No. 10                  [X]

                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]

                             AMENDMENT NO. 12                            [X]


               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 727-1700
                                                           --------------

                               Edward J. Veilleux
                                One South Street
                               Baltimore, MD 21202
                    ----------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103


--------------------------------------------------------------------------------


It is proposed that the filing will become effective (check appropriate box)


----         immediately upon filing pursuant to paragraph (b)
 X           on May 1, 1998 pursuant to paragraph (b)
----
----         60 days after filing pursuant to paragraph (a)(1)
----         75 days after filing pursuant to paragraph (a)(2)
----         on (date) pursuant to paragraph (a) of Rule 485


--------------------------------------------------------------------------------

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.
                                (Class A Shares)

                              Cross Reference Sheet


                                 April 28, 1998


                                                                           Registration
                                                                            Statement
Items Required by Form N-1A                                                  Location
----------------------------------------------------------------------     -------------
Part A -            Information Required in a Prospectus
------



Item 1.             Cover Page........................................     Cover Page
Item 2.             Synopsis..........................................     Fund Expenses
Item 3.             Condensed Financial
                    Information.......................................     Financial Highlights
Item 4.             General Description of
                    Registrant........................................     Investment Program; General Information
Item 5.             Management of the Fund............................     Management of the Fund; Investment
                                                                           Advisor; Distributor; Custodian, Transfer
                                                                           Agent and Accounting Services
Item 5A.            Management's Discussion of Fund
                    Performance.......................................     *
Item 6.             Capital Stock and Other
                    Securities........................................     Cover Page; Dividends and Taxes; General
                                                                           Information

Item 7.             Purchase of Securities Being
                    Offered...........................................     The Fund's Net Asset Value; How to Buy

                                                                           Shares; Distributor
Item 8.             Redemption or Repurchase..........................     How to Redeem Shares
Item 9.             Pending Legal Proceedings.........................     **

Part B -            Information Required in a
------              Statement of Additional
                    Information

Item 10.            Cover Page........................................     Cover Page
Item 11.            Table of Contents.................................     Table of Contents
Item 12.            General Information and
                    History...........................................     General Information and History
Item 13.            Investment Objectives and
                    Policies..........................................     Investment Objectives and Policies


----------

*                   Information required by Item 5A is contained in the 1997 Annual Report to Shareholders.


**                  Omitted since the answer is negative or the item is not applicable.

Item 14.            Management of the Fund............................     Management of the Fund
Item 15.            Control Persons and Principal
                    Holders of Securities.............................     Control Persons and Principal Holders of
                                                                           Securities
Item 16.            Investment Advisory and Other
                    Services..........................................     Investment Advisory and Other Services;
                                                                           Custodian, Transfer Agent and Accounting
                                                                           Services; Independent Auditors
Item 17.            Brokerage Allocation..............................     Brokerage
Item 18.            Capital Stock and Other
                    Securities........................................     Capital Stock; Semi-Annual Reports
Item 19.            Purchase, Redemption and
                    Pricing of Securities Being
                    Offered...........................................     Valuation of Shares and Redemption
Item 20.            Tax Status........................................     Federal Tax Treatment of Dividends and
                                                                           Distributions
Item 21.            Underwriters......................................     Distribution of Fund Shares
Item 22.            Calculation of Performance
                    Data..............................................     Performance Information
Item 23.            Financial Statements..............................     Financial Statements

Part C -            Other Information
------
                    Part C contains the information required by the items contained therein under the items set forth in the form.

--------------------------------------------------------------------------------




[GRAPHIC OMITTED]
                                 FLAG INVESTORS

                     SHORT-INTERMEDIATE INCOME FUND, INC.


                                (Class A Shares)



                    Prospectus & Application -- May 1, 1998


--------------------------------------------------------------------------------




This mutual fund (the "Fund") seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.


Class A Shares of the Fund ("Class A Shares") are available through your securities dealer or the Fund's transfer agent. (See "How to Buy Shares.")


This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.


TABLE OF CONTENTS




Fund Expenses ......................     1
Financial Highlights ...............     2
Investment Program .................     3
Investment Restrictions ............     5
The Fund's Net Asset Value .........     5
How to Buy Shares ..................     5
How to Redeem Shares ...............     7
Telephone Transactions .............     8
Dealer Compensation ................     9
Dividends and Taxes ................     9
Management of the Fund .............    10
Investment Advisor .................    10
Distributor ........................    10
Custodian, Transfer Agent and
   Accounting Services .............    11
Performance Information ............    11
General Information ................    11
Application ........................    A-1



THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND EXPENSES
--------------------------------------------------------------------------------
Shareholder Transaction Expenses:


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) ............   1.50%*
Maximum Sales Charge Imposed on Reinvested Dividends .....................................  None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, whichever is lower) ............................................................   0.50%*

Annual Fund Operating Expenses (as a percentage of average daily net assets):



Management Fees (net of fee waivers) .....................................................    0.09%**
12b-1 Fees ................................................................................   0.25%
Other Expenses ............................................................................   0.36%
                                                                                             -----
Total Fund Operating Expenses (net of fee waivers) .......................................    0.70%**
                                                                                              =====


-----------

 * If you purchase $1 million or more of Class A Shares, you will not have to pay a sales charge. You may, however, be required to pay a contingent deferred sales charge when you redeem your shares. (See "How to Buy Shares" and "How to Redeem Shares.")
** The Fund's investment advisor currently intends to waive its fee or to reimburse the Fund on a voluntary basis to the extent required so that Total Fund Operating Expenses do not exceed 0.70% of the Class A Shares' average daily net assets. Absent fee waivers, Management Fees would be 0.35% and Total Fund Operating Expenses would be 0.96% of the Class A Shares' average daily net assets.


Example:                                                   1 year     3 years     5 years     10 years
--------------------------------------------------------   --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period:* .............   $22        $37         $53         $101

-----------
* Absent fee waivers, expenses would be higher.

The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.


     The purpose of the above table is to describe the various costs and expenses that you will bear, directly and indirectly. If you purchase Class A Shares through a financial institution, you may be charged separate fees by that institution.


     The rules of the SEC require that the maximum sales charge (in the Class A Shares' case, 1.50% of the offering price) be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (see "How to Buy Shares") Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. if you hold your shares for a long time. The above table has not been audited by Deloitte & Touche LLP, the Fund's independent auditors.


1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights included in this table have been derived from the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended December 31, 1997 and the independent auditors' report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended December 31, 1997 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.


(For a Class A Share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                             For the Year Ended December 31,
                                    ----------------------------------------------------------------------------------
                                        1997          1996          1995          1994          1993          1992
                                    ------------  ------------  ------------  ------------  ------------  ------------
Per Share Operating
 Performance:
 Net asset value at beginning of
   period ........................   $  10.28      $  10.48      $   9.62      $   10.57      $  10.37     $  10.54
                                     --------      --------      --------      ---------      --------     --------
Income from Investment
 Operations:
 Net investment income ...........       0.61          0.63          0.62           0.57          0.57         0.63
 Net realized and unrealized
   gain/(loss) on investments            0.10         (0.23)         0.84          (0.92)         0.34        (0.05)
                                     --------      ---------     --------      ---------      --------     ---------
 Total from Investment
  Operations .....................       0.71          0.40          1.46          (0.35)         0.91         0.58
                                     --------      ---------     --------      ---------      --------     ---------
Less Distributions:
 Dividends from net investment
   income and short-term
   gains .........................      (0.60)        (0.60)        (0.60)         (0.57)        (0.69)       (0.75)
 Return of capital ...............          --            --            --         (0.03)          --           --
 Distributions from net realized
   long-term gains ...............          --            --            --            --         (0.02)         --
                                     ---------     ---------     ---------     ---------      --------     ---------
 Total distributions .............      (0.60)        (0.60)        (0.60)         (0.60)        (0.71)       (0.75)
                                     ---------     ---------     ---------     ---------      --------     ---------
 Net asset value at end of
   period ........................   $  10.39      $  10.28      $  10.48      $    9.62      $  10.57     $  10.37
                                     =========     =========     =========     =========      ========     =========
Total Return2 ....................       7.13%         4.04%        15.43%         (3.32)%        8.98%        5.68%
Ratios to Average Daily Net
 Assets:
 Expenses3 .......................       0.70%         0.70%         0.70%          0.70%         0.70%        0.70%
 Net investment income5 ..........       5.92%         6.11%         6.00%          5.57%         5.43%        6.01%
Supplemental Data:
 Net assets at end of period
   (000) .........................   $ 45,569     $  58,584     $  67,116      $  78,789      $112,520     $ 78,706
 Portfolio turnover rate .........         65%           42%           46%           50%            86%         107%

                                      For the Period
                                      May 13, 1991 1
                                          through
                                     December 31, 1991
                                    ------------------
Per Share Operating
 Performance:
 Net asset value at beginning of
   period ........................      $  10.00
                                        --------
Income from Investment
 Operations:
 Net investment income ...........          0.32
 Net realized and unrealized
   gain/(loss) on investments               0.64
                                        --------
 Total from Investment
  Operations .....................          0.96
                                        --------
Less Distributions:
 Dividends from net investment
   income and short-term
   gains .........................         (0.42)
 Return of capital ...............            --
 Distributions from net realized
   long-term gains ...............            --
                                        ---------
 Total distributions .............         (0.42)
                                        ---------
 Net asset value at end of
   period ........................      $  10.54
                                        =========
Total Return2 ....................          9.79%
Ratios to Average Daily Net
 Assets:
 Expenses3 .......................          0.70%(4)
 Net investment income5 ..........          5.97%(4)
Supplemental Data:
 Net assets at end of period
   (000) .........................      $ 64,327
 Portfolio turnover rate .........            46%


--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales loads.

(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 0.96%, 0.99%, 0.93%, 0.84%, 0.85%, 0.87% and
    1.73% (annualized) for the years ended December 31, 1997, 1996, 1995, 1994, 1993 and 1992 and for the period ended December 31, 1991, respectively.

(4) Annualized.

(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 5.66%, 5.83%, 5.77%, 5.43%, 5.28%, 5.83% and 4.94% (annualized) for the years ended December 31, 1997, 1996, 1995, 1994, 1993 and 1992 and for the period ended December 31, 1991, respectively.



                                                                               2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations

      The Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

      In seeking this objective the Fund will, under normal circumstances, invest at least 65% of its total assets in U.S. Government Securities (including certain mortgage-backed securities) and in collateralized mortgage obligations ("CMOs") and corporate debt securities. The Fund may also invest in other asset-backed securities and (subject to an overall 20% limit) non-U.S. dollar-denominated securities. Quality criteria applicable to certain of the Fund's investments are as follows:




         Type of Permitted                  Minimum Rating1
            Investment                    S&P2           Moody's3
----------------------------------   --------------   -------------
U.S. Government and Agency
  Securities .....................         N/A               N/A
CMO's ............................        AAA(4)            Aaa(4)
Corporate Debt ...................    A or better(4)    A or better(4)
Other Asset-Backed Securities.            AAA(4)            Aaa(4)
Securities of Non-U.S.
 Governmental Issuers ............        AAA(4)            Aaa(4)
Securities of Designated
 International Organizations .....        AAA(4)            Aaa(4)
Non-Dollar U.S. Government
  Securities .....................        AAA(4)            Aaa(4)
Securities of Foreign
  Corporations ...................        AAA(4)            Aaa(4)


------------------------
(1) In the event any security owned by the Fund is downgraded, the Fund's investment advisor will review the situation and take appropriate action, but will not be automatically required to sell any such security. For a discussion of the above ratings, see the Appendix to the Statement of Additional Information.
(2) Standard & Poor's Ratings Group.
(3) Moody's Investors Service, Inc.
(4) Or, if unrated, determined to be of comparable quality by the Fund's investment advisor.


      Under normal circumstances the Fund's portfolio will have a dollar weighted expected average maturity of approximately three to five years and a maximum dollar weighted average duration of four years. For purposes of determining the dollar weighted expected average maturity of the Fund's portfolio, the maturity of a mortgage-backed security will be deemed to be equal to its assumed life, in recognition of the fact that such securities are subject to prepayment.

      To meet its short-term liquidity needs, the Fund may invest in repurchase agreements with respect to U.S. Treasury securities, in variable amount master demand notes and in commercial paper rated A-1 by S&P or Prime-1 by Moody's, or if not rated, determined to be of comparable quality by the Fund's investment advisor (the "Advisor"). For temporary, defensive purposes, the Fund may invest up to 100% of its assets in such instruments.

      U.S. Government Securities. U.S. Government securities include obligations issued and backed by the full faith and credit of the United States Treasury, as well as obligations issued by agencies or instrumentalities of the U.S. Government (including securities of the Government National Mortgage Association ("GNMA")). These obligations may or may not be backed by the full faith and credit of the U.S. Government. Certain agencies or instrumentalities of the U.S. Government (such as the United States Postal Service) have the right to borrow from the United States Treasury to meet their obligations, but in other instances the obligations of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal National Mortgage Association ("FNMA")) are supported only by the credit of the agency or instrumentality.

Mortgage-Backed Securities. Mortgage-backed securities are obligations backed by mortgage loans made by lenders, such as commercial banks and savings and loan institutions, and then assembled into pools for sale to investors. One type of mortgage-backed security in which the Fund may invest is a pass-through certificate that provides monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. These certificates are backed as to the timely payment of principal and interest by GNMA, FNMA and the Federal Home Loan Mortgage Corporation. (See "U.S. Government Securities" above.)


      Mortgage-backed securities may also take the form of a CMO, a bond or similar obligation backed by pools of mortgages. A CMO is not insured or guaranteed by the agency or instrumentality of the U.S. Government which issues the mortgage-backed securities that collateralize the CMO. Payment of principal and interest on the underlying mortgages, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. If there is a default in the payment of principal and interest, there can be no assurance that the underlying collateral will be sufficient to effect full repayment. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.


      Asset-Backed Securities. The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto



3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

loans, leases, and credit card receivables, subject to certain quality requirements. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with other such securities.



      Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed above. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.



      Non-U.S. Dollar-Denominated Securities. Non-U.S. dollar-denominated securities include debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (i) foreign national, provincial, state or municipal governments or their political subdivisions; (ii) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Steel and Coal Community); (iii) the U.S. Government (non-dollar securities only); and (iv) foreign corporations.



      Forward Foreign Currency Exchange Transactions. The Fund is authorized to use forward foreign currency exchange contracts to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is entered into. The Fund may use such forward contracts only under two circumstances. First, if the Advisor believes the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency. Second, if the Advisor believes the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies.



      Rule 144A Securities. Subject to the Fund's overall investment limitations on investing in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

      Repurchase Agreements. The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

      Purchase of When-Issued Securities. The Fund may purchase securities, at their current market value, on a forward commitment or "when-issued" basis. A segregated account of the Fund, consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a forward commitment or "when-issued" basis only with the intention of acquiring the securities, the Fund may choose to sell the securities before the settlement date. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.

      Risk Considerations. The market value of the Fund's debt securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding debt securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities.

      Mortgage-backed securities are subject to special risks due to the possibility that prepayments on home mortgages will alter their cash flow. During periods of declining interest rates, prepayments are passed through to holders of mortgage-backed securities who may then have to reinvest at lower interest rates. In periods of rising interest rates, prepayments tend to slow, with the result that the average life of mortgage-backed securities may be lengthened. Consequently, the possibility of prepayment makes it difficult to assess the actual maturity and duration of mortgage-backed securities, which, in turn, makes it difficult to predict both the direction and magnitude of changes in the value of mortgage-backed securities in response to changes in interest rates.



                                                                               4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Purchasing foreign securities may subject the Fund to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities held by the Fund.


INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------


      The following investment restrictions numbered 1 and 2 are matters of fundamental policy and may not be changed without shareholder approval. Investment restriction number 3 may be changed by a vote of the majority of the Board of Directors. The Fund will not:


1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) Invest more than 5% of its total assets in the securities of any single issuer or acquire more than 10% of the voting securities of any issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); and


3) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.


      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.



THE FUND'S NET ASSET VALUE


--------------------------------------------------------------------------------


      The following sections describe how to buy and redeem shares of the Fund.



      The price you pay or receive is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem Class A Shares, the price you receive may be reduced by a sales charge. Read the sections on how to buy shares and how to redeem shares for details on how and when these charges may or may not be imposed.


      The net asset value per share of a class is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

      In valuing the Fund's assets, its investments are priced at their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.


HOW TO BUY SHARES

--------------------------------------------------------------------------------

      You may buy Class A Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Class A Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:



5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     o If you are investing in an IRA account, your initial investment may be as low as $1,000.


     o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.


      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.


      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


Purchase Price


      The price you pay to buy Class A Shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule.





                                      Class A Sales
                                      Charge as % of
                                 ------------------------
                                  Offering     Net Amount
Amount of Purchase                  Price       Invested
----------------------------------------------------------
Less than $100,000............   1.50%        1.52%
$  100,000 - $499,999.........   1.25%        1.27%
$  500,000 - $999,999.........   1.00%        1.01%
$1,000,000 and over ..........     None          None
----------------------------------------------------------



      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares, you may have to pay a sales charge when you redeem your shares. Refer to the section on how to redeem shares for details.


      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.


      Rights of Accumulation. If you are also purchasing Class A shares of this or any other Flag Investors fund or if you already have investments in Class A or Class D shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are buying shares in any of the following types of accounts:

     (i) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner;

    (ii)  A qualified retirement plan;

   (iii)  A Flag Investors fund payroll savings plan program.

2) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

3) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

4) If you are a current or retired Director of the Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Distributor, the Advisor and any broker-dealer authorized to sell shares of the Fund.


Purchases by Exchange

      You may exchange shares of any other Flag Investors fund with the same or higher sales charge structure for an equal dollar amount of Class A Shares, without payment of the sales charges described above or



                                                                               6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

any other charge. If you own Flag Investors Cash Reserve Prime Class A Shares, you may exchange into Class A Shares upon payment of the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange at any time on 60 days' prior written notice. You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Class A Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Class A Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

      You may redeem Class A Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.


4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Redemption Price


      The price you receive when you redeem shares will be the net asset value of the shares you are redeeming less any applicable sales charge. The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.





      Years Since Purchase
Sales Charge as a Percentage of
  the Dollar Amount Subject to
             Charge
-----------------------------------------
First ...........................  0.50%*
Second ..........................  0.50%*
Thereafter ......................  None
-----------------------------------------



* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1,000,000 or more.



7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) The sales charge is applied to the lesser of the cost of the shares or their current market value.

2) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

3) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

4) If you acquired the shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.


      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:


1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.


2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.


3) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

     (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.



4) If your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Distributor any payments received when you bought your shares.

Other Redemption Information


      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check, whether or not that is the payment option you have selected.


      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice.




TELEPHONE TRANSACTIONS


--------------------------------------------------------------------------------


      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following instructions received by telephone that they reasonably believe to be genuine. Your telephone transaction request will be recorded.


      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.



                                                                               8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


DEALER COMPENSATION

--------------------------------------------------------------------------------

      Your securities dealer is paid a commission when you buy shares and is paid a servicing fee for as long as you hold your shares.




                                  Dealer Compensation as
Amount of Purchase                a % of Offering Price
---------------------------------------------------------
Less than    $100,000 ........            1.25%
$  100,000 - $499,999.........            1.00%
$  500,000 - $999,999.........            0.75%
$1,000,000 and over ..........             *
---------------------------------------------------------



* Your securities dealer may be paid up to 0.50% of the Offering Price

      In addition to the commissions shown above, your securities dealer may be paid an annual fee equal to 0.25% of the value of your Class A Shares for as long as you hold them. The annual fee will begin when you buy your shares.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis, or alternatively, may elect to retain net capital gains and pay tax thereon.

Tax Treatment of Dividends and Distributions


      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are advised to consult with your tax advisor regarding specific questions as to federal, state and local taxes. The Statement of Additional Information sets forth further information regarding taxes.

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, as long as the Fund qualifies for this tax treatment, it will not pay U.S. federal income tax on amounts distributed to shareholders. Unless you are otherwise exempt, you will pay income or capital gains tax on the amounts distributed to you, regardless of whether such distributions are paid in cash or reinvested in additional Class A Shares.

      Capital gains distributions from the Fund are classified as either short-term, long-term or mid-term depending upon how long the Fund held the securities it sold to generate the gains. You will be taxed on the distributions according to the category stipulated by the Fund regardless of how long you have held your Fund shares. You will be taxed on all other income distributions as ordinary income. Distributions from the Fund generally will not qualify for the corporate dividends received deduction.

      Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      You will be advised annually as to the federal income tax consequences of distributions made during the year.

      The sale, exchange or redemption of Class A Shares is a taxable event for you.


9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------


      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. The day to day operations of the Fund are delegated to the Fund's executive officers, to the Advisor and to the Distributor. A majority of the Directors are not affiliated with the Advisor or the Distributor.



INVESTMENT ADVISOR

--------------------------------------------------------------------------------


      Investment Company Capital Corp. ("ICC" or the "Advisor"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. ICC is the investment advisor to mutual funds with approximately $6.5 billion of net assets as of December 31, 1997. In addition to this Fund, these include other funds in the Flag Investors family and BT Alex. Brown Cash Reserve Fund, Inc.


      ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


      As compensation for its services for the fiscal year ended December 31, 1997, ICC received from the Fund a fee (net of fee waivers) equal to 0.09% of the Fund's average daily net assets. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that the Fund's annual expenses do not exceed 0.70% of the Class A Shares' average daily net assets.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")



Portfolio Managers

      Messrs. M. Elliott Randolph, Jr., and Paul D. Corbin have shared primary responsibility for managing the Fund's assets since inception.


      Mr. Randolph has nearly 24 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

      Mr. Corbin has 20 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

DISTRIBUTOR

--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor of each class of the Fund's shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Advisor.

      The Fund has adopted a Distribution Agreement and related Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. In addition, the Fund may enter into agreements with certain financial institutions, including certain banks and BT Alex. Brown, to provide shareholder services, pursuant to which the Distributor may allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

      As compensation for providing distribution services for the Class A Shares for the period from August 31, 1997 through December 31, 1997, the Distributor received a fee equal to 0.25% (annualized) of the average daily net assets of the Class A Shares.

      Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund is less than the payments received, the unexpended portion of the distribution fees may be retained as profit by the Distributor. ICC Distributors or the Advisor and their respective affiliates may make payments from their own



                                                                              10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
resources to securities dealers and servicing agents. Payments by the Distributor will include additional dis-counts or promotional incentives in the form of cash or other compensation (including merchandise or travel).

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1997, ICC received a fee equal to 0.08% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
      From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. All advertisements of performance will show the average annual total return, net of the Fund's maximum sales charge, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corre-sponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

      If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Intermediate Aggregate Bond Index, the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government Corporate Intermediate-Term Bond Index. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to the account through which your Class A Shares may be purchased, although not included in calculations of performance, will reduce your performance results.

GENERAL INFORMATION
--------------------------------------------------------------------------------
Description of Shares

      The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on April 16, 1990 and is authorized to issue 60 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and is entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is December 31. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate-Term Income Fund, Inc.



11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Short-Intermediate Income Fund Class A Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund has another class of shares, "Flag Investors Short-Intermediate Income Fund Institutional Shares." Additional information concerning this class may be obtained by calling the Fund at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different sales load structures, distribution fees or other expenses, and accordingly, the net asset value per share of the classes may differ at times.



Annual Meetings


      The Fund does not expect to hold annual meetings of shareholders, unless required by Maryland law. Shareholders of the Fund retain the right, under certain circumstances to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.



Reports



      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.



Shareholder Inquiries



      If you have questions concerning your Class A Shares, contact the Transfer Agent at (800) 553-8080, the Fund at (800) 767-FLAG, or your securities dealer or servicing agent.



                                                                              12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                               (Class A Shares)








                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202



          Distributor                               Independent Auditors
      ICC DISTRIBUTORS, INC.                       DELOITTE & TOUCHE LLP
         P.O. Box 7558                               117 Campus Drive
      Portland, Maine 04101                     Princeton, New Jersey 08540




          Custodian                                    Fund Counsel
     BANKERS TRUST COMPANY                     MORGAN, LEWIS & BOCKIUS LLP
       130 Liberty Street                          2000 One Logan Square
    New York, New York 10006                  Philadelphia, Pennsylvania 19103





                                Transfer Agent
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202
                                1-800-553-8080

13
--------------------------------------------------------------------------------

              FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to "Flag Investors Short-Intermediate
Income Fund, Inc." and mail with this Application to:
Flag Investors Funds
P.O. Box 419663
Kansas City, MO 64141-6663
Attn: Flag Investors Short-Intermediate Income Fund, Inc.



For assistance in completing this Application please call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

To open an IRA account, please call 1-800-767-3524 for an IRA information kit.

I enclose a check for $______ payable to "Flag Investors Short-Intermediate Income Fund, Inc." for the purchase of Class A Shares of the Fund. The minimum initial purchase is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.


           Your Account Registration (Please Print)


Existing Account No., if any:

Individual or Joint Tenant


-------------------------------------------------------
First Name       Initial            Last Name


-------------------------------------------------------
Social Security Number


-------------------------------------------------------
Joint Tenant    Initial  Last Name




Corporations, Trusts, Partnerships, etc.


-------------------------------------------------------
Name of Corporation, Trust or Partnership


-----------------------        ------------------------
Tax ID Number                   Date of Trust


-------------------------------------------------------
Name of Trustees (If to be included in the Registration)


--------------------------------------------------------
For the Benefit of

Gifts to Minors

--------------------------------------------------------
Custodian's Name (only one allowed by law)

--------------------------------------------------------
Minor's Name (only one)

-------------------------------------------------------------------------------

Social Security Number of Minor         Minor's Date of Birth      (Mo./Day/Yr.)


under the ------------------- Uniform Gifts to Minors Act
           State of Residence

Mailing Address

---------------------------------------------------------
Street

---------------------------------------------------------
City                                          State  Zip

(    )
--------------------------------------------------------
Daytime Phone

           Letter of Intent (Optional)


|B) I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors
Short-Intermediate Income Fund, Inc. in an aggregate amount at least equal to:
/ / $100,000  / / $500,000  / / $1,000,000



           Right of Accumulation (Optional)



List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify for this purchase.

    Fund Name  Account No.  Owner's Name           Relationship


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           Distribution Options

Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Class A Shares at no sales charge.
          Income Dividends                   Capital Gains

          [ ] Reinvested in additional shares    [ ] Reinvested in additional
                                                     shares
          [ ] Paid in Cash                       [ ] Paid in Cash


Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

           Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically
invest $----------   for me, on a monthly or quarterly basis, on or about the
20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)


Minimum Initial Investment: $250      [ ] Monthly ($100 minimum)  [ ] Quarterly
($250 minimum)
                                      Please attach a voided check.
Subsequent Investments (check one):


----------------------------------  -------------------------------------------
Bank Name                           Depositor's Signature            Date

----------------------------------  -------------------------------------------
Existing Flag Investors Fund        Depositor's Signature            Date
Account No., if any                 (if joint acct., both must sign)



                      Systematic Withdrawal Plan (Optional)


|B) Beginning the month of ---------- , 19- please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $---------- , from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

         Frequency (check one):   [ ] Monthly  [ ]   Quarterly (January, April,
July and October)




                             Telephone Transactions


I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

        No, I/We do not want:    [ ] Telephone exchange privileges
                                 [ ] Telephone redemption privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

  Bank: -------------------------     Bank Account
                                      No.: -----------------------------


 Address: -------------------------   Bank Account
                                       Name: -----------------------------

    -------------------------

                      Signature and Taxpayer Certification

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.


 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

 [ ] U.S. Citizen/Taxpayer:

 [ ] I certify that (1) the number shown above on this form is the correct
     Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 [ ] If no Tax ID Number of Social Security Number has been provided above,
     I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080).
  [ ] Non-U.S. Citizen/Taxpayer:

     Indicated country of residence for tax purposes:________________________

    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.



I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effective as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.



--------------------------------    -------------------------------------------
Signature                 Date      Signature (if joint acct.,            Date
                                               both must sign)


-------------------------
  For Dealer Use Only
-------------------------


Dealer's Name: ________________________ Dealer Code:_________________________

Dealer's Address:______________________ Branch Code:_________________________

Representative:________________________ Rep. No.:____________________________
--------------------------

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.
                             (Institutional Shares)

                              Cross Reference Sheet


                                 April 28, 1998


                                                                           Registration
                                                                            Statement
Items Required by Form N-1A                                                  Location
----------------------------------------------------------------------     -------------
Part A -            Information Required in a Prospectus


Item 1.             Cover Page........................................     Cover Page
Item 2.             Synopsis..........................................     Fund Expenses
Item 3.             Condensed Financial
                    Information.......................................     Financial Highlights
Item 4.             General Description of
                    Registrant........................................     Investment Program; General Information
Item 5.             Management of the Fund............................     Management of the Fund; Investment
                                                                           Advisor; Distributor; Custodian, Transfer
                                                                           Agent and Accounting Services
Item 5A.            Management's Discussion of Fund
                    Performance.......................................     *
Item 6.             Capital Stock and Other
                    Securities........................................     Cover Page; Dividends and Taxes; General
                                                                           Information

Item 7.             Purchase of Securities Being
                    Offered...........................................     The Fund's Net Asset Value; How to Buy
                                                                           Institutional Shares; Distributor

Item 8.             Redemption or Repurchase..........................     How to Redeem Institutional Shares
Item 9.             Pending Legal Proceedings.........................     **

Part B -            Information Required in a
                    Statement of Additional
                    Information

Item 10.            Cover Page........................................     Cover Page
Item 11.            Table of Contents.................................     Table of Contents
Item 12.            General Information and
                    History...........................................     General Information and History
Item 13.            Investment Objectives and
                    Policies..........................................     Investment Objectives and Policies



______________
*                   Information required by Item 5A is contained in the 1997 Annual Report to Shareholders.


**                  Omitted since the answer is negative or the item is not applicable.


Item 14.            Management of the Fund............................     Management of the Fund
Item 15.            Control Persons and Principal
                    Holders of Securities.............................     Control Persons and Principal Holders of
                                                                           Securities
Item 16.            Investment Advisory and Other
                    Services..........................................     Investment Advisory and Other Services;
                                                                           Custodian, Transfer Agent and Accounting
                                                                           Services; Independent Accountants
Item 17.            Brokerage Allocation..............................     Brokerage
Item 18.            Capital Stock and Other
                    Securities........................................     Capital Stock; Semi-Annual Reports
Item 19.            Purchase, Redemption and
                    Pricing of Securities Being
                    Offered...........................................     Valuation of Shares and Redemption
Item 20.            Tax Status........................................     Federal Tax Treatment of Dividends and
                                                                           Distributions
Item 21.            Underwriters......................................     Distribution of Fund Shares
Item 22.            Calculation of Performance
                    Data..............................................     Performance Information
Item 23.            Financial Statements..............................     Financial Statements

Part C -            Other Information
------
                    Part C contains the information required by the items contained therein under the items set forth in the form.

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                 FLAG INVESTORS

                     SHORT-INTERMEDIATE INCOME FUND, INC.
                             (Institutional Shares)


                    Prospectus & Application -- May 1, 1998


--------------------------------------------------------------------------------


This mutual fund (the "Fund") seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Institutional Shares of the Fund ("Institutional Shares") are available through your securities dealer or the Fund's transfer agent and may be purchased only by eligible institutions, certain qualified retirement plans, or investment advisory affiliates of BT Alex. Brown Incorporated ("BT Alex. Brown"). (See "How to Buy Institutional Shares.")

This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at
(800) 767-FLAG.



TABLE OF CONTENTS
Fund Expenses ..............................     1
Financial Highlights .......................     2
Investment Program .........................     3
Investment Restrictions ....................     5
The Fund's Net Asset Value .................     5
How to Buy Institutional Shares ............     5
How to Redeem Institutional Shares .........     6
Telephone Transactions .....................     6
Dividends and Taxes ........................     6
Management of the Fund .....................     7
Investment Advisor .........................     7
Distributor ................................     8
Custodian, Transfer Agent and
   Accounting Services .....................     8
Performance Information ....................     8
General Information ........................     9
Application ................................   A-1



THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND EXPENSES

--------------------------------------------------------------------------------
Shareholder Transaction Expenses:



Maximum Sales Charge Imposed on Purchases ...................................  None
Maximum Sales Charge Imposed on Reinvested Dividends ........................  None
Maximum Deferred Sales Charge ...............................................  None

Annual Fund Operating Expenses (as a percentage of average daily net assets):

Management Fees (net of fee waivers) ........................................  0.09%*
12b-1 Fees ..................................................................  None
Other Expenses ..............................................................  0.36%
                                                                               -----
Total Fund Operating Expenses (net of fee waivers) ..........................  0.45%*
                                                                               =====


-----------

* The Fund's investment advisor currently intends to waive its fee or reimburse the Fund on a voluntary basis, to the extent required so that Total Fund Operating Expenses do not exceed 0.45% of the Institutional Shares' average daily net assets. Absent fee waivers, Management Fees would be 0.35% and Total Fund Operating Expenses would be 0.72% of the Institutional Shares' average daily net assets.


Example:                                                   1 year     3 years     5 years     10 years
--------                                                   ------     -------     -------     --------
You would pay the following expenses on a $1,000 invest-
 ment, assuming (1) 5% annual return and (2) redemption
 at the end of each time period:* ......................     $5         $14         $25         $57

-----------
* Absent fee waivers, expenses would be higher.

The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.


     The purpose of the above table is to describe the various costs and expenses that you will bear indirectly when you invest in Institutional Shares. If you purchase Institutional Shares through a financial institution, you may be charged separate fees by the financial institution.


                                                                               1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights included in this table have been derived from the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended December 31, 1997 and the report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended December 31, 1997 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.


(For a share outstanding throughout each period)

--------------------------------------------------------------------------------


                                                                            For the Year
                                                                                Ended                For the Period
                                                                            December 31,           November 2, 1995(1)
                                                                      -------------------------          through
                                                                          1997          1996          December 31,1995
                                                                      -----------   -----------   --------------------
Per Share Operating Performance:
Net asset value at beginning of period ............................     $ 10.38       $ 10.58          $  10.42
                                                                        -------       -------          --------
Income from Investment Operations:
Net investment income .............................................       0.61           0.59              0.09
Net realized and unrealized gain/(loss) on investments ............       0.13         ( 0.17)             0.12
                                                                        -------       -------          --------
Total from Investment Operations ..................................       0.74           0.42              0.21

Less Distributions:
Dividends from net investment income and short-term gains .........      ( 0.62)       ( 0.62)           ( 0.05)
                                                                        -------       -------          --------
Net asset value at end of period ..................................     $ 10.50       $ 10.38          $  10.58
                                                                        =======       =======          ========
Total Return ......................................................        7.40%         4.20%            12.47%(2)

Ratios to Average Daily Net Assets:
Expenses(3) .......................................................        0.45%         0.45%             0.45%(2)
Net investment income(4) ..........................................        6.17%         6.35%             6.52%(2)

Supplemental Data:
Net assets at end of period (000) .................................     $32,056       $17,507          $  2,186
Portfolio turnover rate ...........................................          65%           42%               46%


--------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 0.72%, 0.76% and 0.72% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(4) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 5.90%, 6.04% and 6.27% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.



2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations

      The Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.


      In seeking this objective the Fund will, under normal circumstances, invest at least 65% of its total assets in U.S. Government Securities (including certain mortgage-backed securities) and in collateralized mortgage obligations ("CMOs") and corporate debt securities. The Fund may also invest in other asset-backed securities and (subject to an overall 20% limit) non-U.S. dollar-denominated securities. Quality criteria applicable to certain of the Fund's investments are as follows:

              Type of Permitted                       Minimum Rating(1)
                 Investment                         S&P(2)         Moody's(3)
--------------------------------------------   --------------   -------------
U.S. Government and Agency
  Securities ...............................         N/A             N/A
CMO's ......................................        AAA(4)          Aaa(4)
Corporate Debt .............................    A or better(4)   A or better(4)
Other Asset-Backed Securities ..............        AAA(4)          Aaa(4)
Securities of Non-U.S. Governmental
  Issuers ..................................        AAA(4)          Aaa(4)
Securities of Designated Interna-
  tional Organizations .....................        AAA(4)          Aaa(4)
Non-Dollar U.S. Government
  Securities ...............................        AAA(4)          Aaa(4)
Securities of Foreign Corporations .........        AAA(4)          Aaa(4)

------------------------
(1) In the event any security owned by the Fund is downgraded, the Fund's investment advisor will review the situation and take appropriate action, but will not be automatically required to sell any such security. For a discussion of the above ratings, see the Appendix to the Statement of Additional Information.
(2) Standard & Poor's Ratings Group.
(3) Moody's Investors Service, Inc.
(4) Or, if unrated, determined to be of comparable quality by the Fund's investment advisor.

      Under normal circumstances the Fund's portfolio will have a dollar weighted expected average maturity of approximately three to five years and a maximum dollar weighted average duration of four years. For purposes of determining the dollar weighted expected average maturity of the Fund's portfolio, the maturity of a mortgage-backed security will be deemed to be equal to its assumed life, in recognition of the fact that such securities are subject to prepayment.

      To meet its short-term liquidity needs, the Fund may invest in repurchase agreements with respect to U.S. Treasury securities, in variable amount master demand notes and in commercial paper rated A-1 by S&P or Prime-1 by Moody's, or if not rated, determined to be of comparable quality by the Fund's investment advisor (the "Advisor"). For temporary, defensive purposes, the Fund may invest up to 100% of its assets in such instruments.

      U.S. Government Securities. U.S. Government securities include obligations issued and backed by the full faith and credit of the United States Treasury, as well as obligations issued by agencies or instrumentalities of the U.S. Government (including securities of the Government National Mortgage Association ("GNMA")). These obligations may or may not be backed by the full faith and credit of the U.S. Government. Certain agencies or instrumentalities of the U.S. Government (such as the United States Postal Service) have the right to borrow from the United States Treasury to meet their obligations, but in other instances the obligations of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal National Mortgage Association ("FNMA")) are supported only by the credit of the agency or instrumentality.

Mortgage-Backed Securities. Mortgage-backed securities are obligations backed by mortgage loans made by lenders, such as commercial banks and savings and loan institutions, and then assembled into pools for sale to investors. One type of mortgage-backed security in which the Fund may invest is a pass-through certificate that provides monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. These certificates are backed as to the timely payment of principal and interest by GNMA, FNMA and the Federal Home Loan Mortgage Corporation. See "U.S. Government Securities" above.

      Mortgage-backed securities may also take the form of a CMO, a bond or similar obligation backed by pools of mortgages. A CMO is not insured or guaranteed by the agency or instrumentality of the U.S. Government which issues the mortgage-backed securities that collateralize the CMO. Payment of principal and interest on the underlying mortgages, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. If there is a default in the payment of principal and interest, there can be no assurance that the underlying collateral will be sufficient to effect full repayment. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

      Asset-Backed Securities. The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables, subject to certain quality requirements. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both

                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with other such securities.


      Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed above. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.


      Non-U.S. Dollar-Denominated Securities. Non- U.S. dollar-denominated securities include debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (i) foreign national, provincial, state or municipal governments or their political subdivisions;
(ii) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Steel and Coal Community);
(iii) the U.S. Government (non-dollar securities only); and (iv) foreign corporations.


      Forward Foreign Currency Exchange Transactions. The Fund is authorized to use forward foreign currency exchange contracts to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is entered into. The Fund may use such forward contracts only under two circumstances. First, if the Advisor believes the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency. Second, if the Advisor believes the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies.

      Rule 144A Securities. Subject to the Fund's overall investment limitations on investing in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

      Repurchase Agreements. The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

      Purchase of When-Issued Securities. The Fund may purchase securities at their current market value on a forward commitment or "when-issued" basis. A segregated account of the Fund, consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a forward commitment or "when-issued" basis only with the intention of acquiring the securities, the Fund may choose to sell the securities before the settlement date. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.

      Risk Considerations. The market value of the Fund's debt securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding debt securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities.

      Mortgage-backed securities are subject to special risks due to the possibility that prepayments on home mortgages will alter their cash flow. During periods of declining interest rates, prepayments are passed through to holders of mortgage-backed securities who may then have to reinvest at lower interest rates. In periods of rising interest rates, prepayments tend to slow, with the result that the average life of mortgage-backed securities may be lengthened. Consequently, the possibility of prepayment makes it difficult to assess the actual maturity and duration of mortgage-backed securities, which, in turn, makes it difficult to predict both the direction and magnitude of changes in the value of mortgage-backed securities in response to changes in interest rates.

      Purchasing foreign securities may subject the Fund to additional risks associated with the holding of property abroad. Such risks include future political and

4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the payment of principal or interest on foreign securities held by the Fund.

INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

      The following investment restrictions numbered 1 and 2 are matters of fundamental policy and may not be changed without shareholder approval. Investment restriction number 3 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) Invest more than 5% of its total assets in the securities of any single issuer or acquire more than 10% of the voting securities of any issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer); and

3) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

THE FUND'S NET ASSET VALUE

--------------------------------------------------------------------------------

      The following sections describe how to buy and redeem shares of the Fund.

      The price you pay or receive is based on the Fund's net asset value per share. The net asset value per share of a class is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

      In valuing the Fund's assets, its investments are priced at their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

HOW TO BUY INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
      You may buy Institutional Shares if you are any of the following:

      o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution).

      o   A qualified retirement plan with assets of at least $75 million.

      o An investment advisory affiliate of BT Alex. Brown purchasing shares for the accounts of your investment advisory clients.

      You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      If you are an eligible institution, your initial investment must be at least $500,000. There are no minimum initial investments for qualified retirement plans or investment advisory affiliates of BT Alex. Brown. There are no minimums for subsequent investments.

                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Purchases by Exchange


      You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund. The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice.

      You may request an exchange through your securities dealer or your servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by express mail or telephone.

Other Information

      In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued.

HOW TO REDEEM INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

      You may redeem your shares through your securities dealer or your servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by telephone (if you are redeeming less than $500,000). You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances within three Business Days.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice.

TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional Shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following instructions received by telephone that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by express mail or facsimile. (See "How to Buy Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")

DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis, or alternatively, may elect to retain net capital gains and pay tax thereon.

      Unless you elect otherwise, all income dividends and net capital gains distributions, if any, will be

6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

reinvested in additional Institutional Shares at net asset value. You may elect to terminate automatic reinvestment by giving written instructions to the Transfer Agent, either directly or through your securities dealer or servicing agent, at least five days before the next date on which dividends or distributions will be paid.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are advised to consult with your tax advisor regarding specific questions as to federal, state and local taxes. The Statement of Additional Information sets forth further information regarding taxes.

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, as long as the Fund qualifies for this tax treatment, it will not pay U.S. federal income tax on amounts distributed to shareholders. Unless you are otherwise exempt, you will pay income or capital gains tax on the amounts distributed to you, regardless of whether such distributions are paid in cash or reinvested in additional Institutional Shares.

      Capital gains distributions from the Fund are classified as either short-term, long-term or mid-term depending upon how long the Fund held the securities it sold to generate the gains. You will be taxed on the distributions according to the category stipulated by the Fund regardless of how long you have held your Fund shares. You will be taxed on all other income distributions as ordinary income. Distributions from the Fund generally will not qualify for the corporate dividends received deduction.

      Ordinarily, you should include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      You will be advised annually as to the federal income tax consequences of distributions made during the year.

      The sale, exchange or redemption of Institutional Shares is a taxable event for you.


MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. The day to day operations of the Fund are delegated to the Fund's executive officers, to the Advisor and to the Distributor. A majority of the Directors are not affiliated with the Advisor or the Distributor.

INVESTMENT ADVISOR


--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. ICC is the investment advisor to mutual funds with approximately $6.5 billion of net assets as of December 31, 1997. In addition to this Fund, these include other funds in the Flag Investors family and BT Alex. Brown Cash Reserve Fund, Inc.

      ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

      As compensation for its services for the fiscal year ended December 31, 1997, ICC received a fee (net of fee waivers) equal to 0.09% of the Fund's average daily net assets. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that the Fund's annual expenses do not exceed 0.45% of the Institutional Shares' average daily net assets.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Managers

      Messrs. M. Elliott Randolph, Jr. and Paul D. Corbin, have shared primary responsibility for managing the Fund's assets since inception.

      Mr. Randolph has nearly 24 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

      Mr. Corbin has 20 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.


DISTRIBUTOR

--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as distributor of each class of the Fund's shares. ICC Distributors receives no compensation for distributing the Institutional Shares. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Advisor.

      ICC Distributors bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders. The Advisor or its affiliates may make payments from their own resources to securities dealers and servicing agents.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1997, ICC received a fee equal to 0.08% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

      From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. All advertisements of performance will show the average annual total return over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

      If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Intermediate Aggregate Bond Index, the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government Corporate Intermediate-Term Bond Index. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.


      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to the account through which your Institutional Shares may be purchased, although not included in calculations of performance, will reduce your performance results.


8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of Shares


      The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on April 16, 1990 and is authorized to issue 60 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and is entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is December 31. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate-Term Income Fund, Inc.

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Short-Intermediate Income Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares, "Flag Investors Short-Intermediate Income Fund Class A Shares." Additional information concerning this class may be obtained by calling the Fund at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures, and accordingly, the net asset value per share of the classes may differ at times.

Annual Meetings

      The Fund does not expect to hold annual meetings of shareholders unless required by Maryland law. Shareholders of the Fund retain the right, under certain circumstances to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

Reports

      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.


Shareholder Inquiries


      If you have questions concerning your Institutional Shares, contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080 or your securities dealer or servicing agent.

                                                                               9
--------------------------------------------------------------------------------

              FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.
                            (INSTITUTIONAL SHARES)
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Send completed Application by overnight    For assistance in completing this
carrier to:                                Application please call:
 Flag Investors Funds                      1-800-553-8080,
 330 West 9th Street, First Floor          Monday through Friday, 8:30 a.m. to
 Kansas City, MO 64105                     5:30 p.m. (Eastern Time).


Attn: Flag Investors Short-Intermediate
Income Fund, Inc.


If you are paying by check, make check payable to "Flag Investors
Short-Intermediate Income Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
--------------------------------------------------------------------------------
                    Your Account Registration (Please Print)

Name on Account                            Mailing Address

______________________________________     _____________________________________
Name of Corporation, Trust or              Name of Individual to Receive
Partnership                                Correspondence

______________________________________     _____________________________________
Tax ID Number                              Street

/ / Corporation / / Partnership / / Trust  _____________________________________
/ / Non-Profit or Charitable Organization  City                   State    Zip
/ / Other________                          (  )
                                           _____________________________________
If a Trust, please provide the following:  Daytime Phone


________________________________________________________________________________
Date of Trust                 For the Benefit of

________________________________________________________________________________
Name of Trustees (If to be included in the Registration)

                               Initial Investment


The minimum initial purchase for the Institutional Shares of the Fund is $500,000. There are no minimums for qualified retirement plans or investment advisory affiliates of BT Alex. Brown Incorporated or for subsequent investments.

Indicate the amount to be invested and the method of payment:


__ A. By Mail: Enclosed is a check in the amount of $______ payable to Flag Investors Short-Intermediate Income Fund, Inc.

__ B. By Wire: A bank wire in the amount of $_____ has been sent
from________________________    ___________________________________
       Name of Bank                Wire Control Number
  Wire Instructions
       Follow the instructions below to arrange for a wire transfer for initial investment:

       o Send completed Application by overnight carrier to Flag Investors Funds at the address listed above.

       o Call 1-800-553-8080 to obtain new investor's Fund account number.

       o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:

        IFTC

        Flag Investors Funds
        Acct. # 7528175
        ABA # 1010-0362-1
        Kansas City, Missouri 64105
       Please include the following information in the wire:

       o Flag Investors Short-Intermediate Income Fund, Inc. -- Institutional Shares
       o The amount to be invested
       o "For further credit to _________________________________."
                                 (Investor's Fund Account Number)


                              Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Institutional Shares of the Fund.
     Income Dividends                       Capital Gains
     [ ] Reinvested in additional shares    [ ] Reinvested in additional shares
     [ ] Paid in cash                       [ ] Paid in cash

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

No, I do not want:
[ ] Telephone redemption privileges   [ ] Telephone exchange privileges

              Redemptions effected by telephone will be wired to the bank account designated below.

                            Bank Account Designation
                        (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.
________________________________________________________________________________
Name of Bank                        Branch

________________________________________________________________________________
Bank Address                        City/State/Zip

________________________________________________________________________________
Name(s) on Account

________________________________________________________________________________
Account Number                      A.B.A. Number

                    Acknowledgment, Certificate and Signature

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.


By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
/ / U.S. Citizen/Taxpayer:
   / / I certify that (1) the number shown above on this form is the correct
       Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
   / / If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080).
/ / Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:______________________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.


I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

________________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc. Date

________________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc. Date

                  Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any _________* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.


__________________________________      ______________________________________
Name/Title                              Signature                   Date

__________________________________      ______________________________________
Name/Title                              Signature                   Date

__________________________________      ______________________________________
Name/Title                              Signature                   Date

__________________________________      ______________________________________
Name/Title                              Signature                   Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.

* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

                            Certificate of Authority

Investors must complete one of the following two Certificates of Authority.

Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I ____________________, Secretary of the above-named investor, do hereby certify that at a meeting on ___________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized
Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor:

this __ day of ______, 199__        Secretary_________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

________________________________________________________________________________
Signature and title                                Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

________________________________________________________________________________
Signature and title                                Date

________________________________________________________________________________
Signature and title                                Date

              FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                            (Institutional Shares)








                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202



        Distributor                                 Independent Auditors
    ICC DISTRIBUTORS, INC.                          DELOITTE & TOUCHE LLP
       P.O. Box 7558                                   117 Campus Drive
   Portland, Maine 04101                         Princeton, New Jersey 08540

        Custodian                                        Fund Counsel
   BANKERS TRUST COMPANY                         MORGAN, LEWIS & BOCKIUS LLP
    130 Liberty Street                                2000 One Logan Square
 New York, New York 10006                       Philadelphia, Pennsylvania 19103


                                 Transfer Agent
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202
                                 1-800-553-8080

                       STATEMENT OF ADDITIONAL INFORMATION



                                ----------------


               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202


                                ----------------




           THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM ANY PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 767-FLAG.










             Statement of Additional Information Dated: May 1, 1998

                       Relating to the Prospectuses Dated:
          May 1, 1998 -- Relating to the Flag Investors Class A Shares
                   and the Flag Investors Institutional Shares

                                TABLE OF CONTENTS


                                                                           Page
                                                                          -----
 1.      General Information and History.................................   1

 2.      Investment Objectives and Policies..............................   2

 3.      Valuation of Shares and Redemption..............................   5

 4.      Federal Tax Treatment of Dividends and
           Distributions.................................................   6

 5.      Management of the Fund..........................................   8

 6.      Investment Advisory and Other Services.........................   13

 7.      Distribution of Fund Shares....................................   14

 8.      Brokerage......................................................   17

 9.      Capital Stock..................................................   18

10.      Semi-Annual Reports............................................   19

11.      Custodian, Transfer Agent and Accounting Services .............   19

12.      Independent Auditors ..........................................   19

13.      Legal Matters.....................................................20

14.      Performance Information........................................   20

15.      Control Persons and Principal Holders of
           Securities...................................................   22

16.      Financial Statements...........................................   22

         Appendix.......................................................  A-1

1.      GENERAL INFORMATION AND HISTORY


        Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Flag Investors Short-Intermediate Income Fund Class A Shares (the "Flag Investors Class A Shares") and Flag Investors Short-Intermediate Income Fund Institutional Shares (the "Flag Investors Institutional Shares") (collectively, the "Shares"). The Flag Investors Class A Shares were formerly known as the Flag Investors Shares. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate-Term Income Fund, Inc.

        There are two separate prospectuses for the Fund's Shares: one for the Flag Investors Class A Shares, one for the Flag Investors Institutional Shares. Each prospectus contains important information concerning the class of Shares offered thereby and the Fund and may be obtained without charge from the Fund's distributor (the "Distributor"), or, from Participating Dealers and Shareholder Servicing Agents. As used herein, the term "Prospectus" describes information common to the prospectuses of the two classes of the Fund's shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Flag Investors Short-Intermediate Income Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

        The Fund was incorporated under the laws of the State of Maryland on April 16, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended, and commenced operations on May 13, 1991. The Fund has offered the Flag Investors Class A Shares since its inception on May 13, 1991 and the Flag Investors Institutional Shares since November 2, 1995.


        Under a license agreement dated May 10, 1991 between the Fund and Alex. Brown Incorporated (now BT Alex. Brown Incorporated), Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

        The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked it service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business experience difficulties as a result of year 2000 issues.

2.      INVESTMENT OBJECTIVES AND POLICIES

        The Fund is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. As described in the Prospectus, the Fund will attempt to achieve its objective by investing in high-quality debt obligations, primarily securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate bonds, collateralized mortgage obligations and other asset-backed securities. There can be no assurance that the Fund's investment objective will be achieved.

Mortgage-Backed Securities

        As indicated in the Prospectus, the Fund may invest in mortgage-backed securities representing ownership interests in a pool of mortgage loans which securities are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA").

        GNMA Certificates.

        GNMA Certificates are mortgage-backed securities that evidence an undivided ownership interest in a pool of mortgage loans. Principal and interest is paid back monthly by the borrower over the term of the underlying loans. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantees.

        The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment substantially before maturity of the mortgages in the pool. Because prepayment rates of individual mortgage pools vary, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family home mortgage loans with 25 to 30 year maturities (the type of mortgage underlying most GNMA Certificates) is approximately 12 years. It is customary, therefore, to treat GNMA Certificates as 30-year mortgage-backed securities that prepay in full in the twelfth year.

        FHLMC and FNMA Certificates.

        The FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing through the development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues Participation Certificates that represent a pro rata share of all interest and principal payments made and owed on the underlying pool (which consists of mortgages from FHLMC's national portfolio). The FHLMC guarantees the timely payment of interest and ultimate collection of principal. FHLMC Participation Certificates are assumed to be prepaid in full in the twelfth year.

        The FNMA is a government-sponsored corporation owned by private stockholders that was established in 1938 to create a secondary market in mortgages issued by the FHA. FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and full return of principal. FNMA Certificates are assumed to be prepaid in full in the twelfth year.

        Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not backed by the full faith and credit of the U.S. Government.

        Interests in such mortgage-backed securities differ from other forms of debt securities, which typically provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time (such as 20 or 30 years), borrowers can repay their loans sooner and the certificate holders would receive any such prepayment of principal in addition to the principal that is part of the monthly payment. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Accordingly, during periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Because prepayment of the underlying mortgages may vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the prepayments of principal are included in the monthly payments to the Fund as a certificate holder, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.


Collateralized Mortgage Obligations

        As indicated in the Prospectus, the Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (collectively, "Mortgage Assets").

        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Payments of principal of and interest on the Mortgage Assets are commonly applied to the classes of a series of the CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. Because CMOs are collateralized by mortgage-backed securities, they are subject to similar risks and uncertainties associated with the prepayment of principal and the ability to accurately predict yield described above with respect to mortgage-backed securities.

Asset-Backed Securities

        The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with such other securities. If the asset-backed security is issued in a pay-through structure similar to a CMO, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pay-through structure represents the interest in any excess cash flow remaining after making the foregoing payments, and will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements.

        The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Fund's investment advisor (the "Advisor"). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        Foreign Currency Exchange Transactions.

        The Fund may conduct its foreign currency exchange transactions through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date (which may be any fixed number of days from the date the contract is entered into by the parties) at the price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.


Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

        1. Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

        2. Invest in real estate or mortgages on real estate;

        3. Purchase or sell commodities or commodities contracts or futures contracts;

        4. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

        5. Issue senior securities;

        6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

        7. Effect short sales of securities;

        8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

        9. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; or

        10. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law;

        The percentage limitations contained in these restrictions apply at the time of purchase of securities.


3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares


        The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) on each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the NAV computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with a third party to place orders up to the same time as other shareholders.


Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


        Under normal circumstances, the Fund will redeem shares by check or wire transfer of funds. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described in the Prospectus under "The Fund's Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

        The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The Fund intends to continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

        Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

        For purposes of the Distribution Requirement (as well as for other purposes), the Fund will be required to treat as interest income any recognized market discount on debt obligations which it holds. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, upon the disposition of a bond bearing market discount or receipt of any principal payment with respect to such a bond, market discount is recognized by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Fund could affect (i) the amount and timing of distributions to shareholders and
(ii) the ability of the Fund to satisfy the Distribution Requirement.


        The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gain"). If such gains are distributed as capital gains, they are taxable to shareholders at a rate of 20% or at a rate of 28%, depending upon the holding period of the Fund in the underlying asset generating the net capital gain and regardless of the length of time the shareholder has held the Share. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65% of the deemed distribution.

        Generally, gains or losses on the sale or exchange of a Share will be capital gains or losses, which will be long-term if the Share is held for more than eighteen months, will be mid-term if the Share is held for more than twelve but not more than eighteen months and otherwise will be short-term capital gains. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such investor's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

        Investors purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase reflected the amount of such distribution.

        If for any taxable year, the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will generally be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions will generally be eligible for the 70% dividends received deduction for "qualifying dividends."

        The Fund will be required in certain cases to withhold and remit tax to the United States Treasury on distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

        The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

        The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

        Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.


5.      MANAGEMENT OF THE FUND

Directors and Officers

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and Director (7/17/45)
        Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.

*TRUMAN T. SEMANS, Director  (10/27/26)
        Managing Director Emeritus, BT Alex. Brown Incorporated; Formerly, Vice Chairman, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated); Vice Chairman, Alex. Brown Capital Advisory & Trust Company; and Director, Investment Company Capital Corp. (registered investment advisor).


JAMES J. CUNNANE, Director (3/11/38)
        CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141, Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993; and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
        37 Pippins Way, Morristown, New Jersey 07960, Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078, Director, Kimberly-Clark Corporation (personal consumer products); and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. MCDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705, President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking); Key Funds (registered investment companies); and DP Mann Holdings (insurance; Formerly, Director AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
        The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Esq., Director (4/20/36)
        Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

HARRY WOOLF, President (8/12/23)
        Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Director, Research America (non-profit medical research); Formerly, Trustee, Reed College (education);

        Trustee, Rockefeller Foundation; Director, Merrill Lynch Cluster C
        Funds (registered investment companies) and Director, Flag Investors/ISI and BT Alex. Brown Family of funds.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, BT Alex. Brown Incorporated and Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

AMY M. OLMERT, Secretary (5/14/63)
        Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P., September 1988 - June 1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)+
        Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991- April 1994.

* Messrs. Hale and Semans are Directors who are "interested persons," as defined in the Investment Company Act.

        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hale serves as Chairman of four funds, and as a Director of eight funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a Director of six other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel and Mr. Vogt serve as Directors of 11 funds in the Fund Complex. Mr. Woolf serves as President of seven funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary of each fund in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Woolf receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1997, Independent Directors' fees attributable to the assets of the Fund totaled approximately $4,976.

        The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1997.

                               COMPENSATION TABLE


-------------------------------------------------------------------------------------------------------------------------------
Name of Person, Position            Aggregate Compensation                  Pension or Retirement             Total Compensation
                                    From the Fund Payable to                Benefits Accrued As                    From the Fund
                                    Directors for the Fiscal Year           Part of Fund Expenses               and Fund Complex
                                    Ended December 31, 1997                                                 Payable to Directors
                                                                                                             for the Fiscal Year
                                                                                                         Ended December 31, 1997


Richard T. Hale, Chairman (1)              $0                              $0                                          $0

Charles W. Cole, Jr., Director (1, 2)      $0                              $0                                          $0

Truman T. Semans, Director (1)             $0                              $0                                          $0

James J. Cunnane, Director                 $465 (3)                        (4)                        $39,000 for service on 13
                                                                                                     Boards in the Fund Complex

John F. Kroeger, Director                  $584                            (4)                        $49,000 for service on 13
                                                                                                     Boards in the Fund Complex

Louis E. Levy, Director                    $465 (3)                        (4)                        $39,000 for service on 13
                                                                                                     Boards in the Fund Complex

Eugene J. McDonald, Director               $465 (3)                        (4)                        $39,000 for service on 13
                                                                                                     Boards in the Fund Complex

Rebecca W. Rimel, Director                 $475 (3)                        (4)                        $39,000 for service on 11
                                                                                                   Boards in the Fund Complex 5

Carl W. Vogt, Esq., Director               $480 (3)                        (4)                        $39,000 for service on 11
                                                                                                   Boards in the Fund Complex 5



(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2)   Retired on September 1, 1997.
(3)   Of the amounts payable to Messrs. Cunnane, Levy, McDonald and Vogt and
      Ms. Rimel, $465, $0, $465, $480, and $475 respectively, was deferred pursuant to a deferred compensation plan.
(4) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 1997 was approximately $4,620.
(5) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a director.


        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and Mr. Woolf, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

        Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1997 was as follows: for Mr. Cunnane, 3 years; for Mr. Kroeger, 15 years; for Mr. Levy, 3 years; for Mr. McDonald, 5 years; for Ms. Rimel, 2 years; and for Mr. Vogt, 2 years.


Years of Service                 Estimated Annual Benefits Payable By Fund Complex
Upon Retirement            -------------------------------------------------------------
---------------
                           Chairman of Audit Committee               Other Participants
                           ---------------------------               -------------------
6 years                                $4,900                               $3,900
7 years                                $9,800                               $7,800
8 years                               $14,700                              $11,700
9 years                               $19,600                              $15,600
10 years or more                      $24,500                              $19,500


         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and BT Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.


        The Code of Ethics requires that any officer, director or employee of the Fund or the Advisor preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees of the Advisor within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of the Advisor (including trades of both clients and covered persons) do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisor and the Distributor may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.

6. INVESTMENT ADVISORY AND OTHER SERVICES


         On June 17, 1997 the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") which is described in greater detail below. The Investment Advisory Agreement was approved by a vote of shareholders of the Fund on August 14, 1997. ICC is an indirect subsidiary of Bankers Trust Corporation. ICC is also the investment advisor to other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc.


         Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. As compensation for its services, ICC receives an annual fee from the Fund, payable monthly, at the following annual rates based upon the Fund's average daily net assets: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of that portion in excess of $1.5 billion. ICC has voluntarily agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent required so that the Fund's annual expenses do not exceed .70% of the Flag Investors Class A Shares' average daily net assets and .45% of the Flag Investors Institutional Shares' average daily net assets. The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others. Investment advisory fees paid to ICC for the last three fiscal years are shown below:

---------------------------------------------------------------------------------------------------------------
                                Advisory Fees For the Fiscal Year Ended December 31,
---------------------------------------------------------------------------------------------------------------
                                         1997                          1996                         1995
---------------------------------------------------------------------------------------------------------------
Contractual Fee                         $268,092                     $245,318                     $252,372
---------------------------------------------------------------------------------------------------------------
Less amount waived                     (203,590)                     (201,059)                    (162,943)
---------------------------------------------------------------------------------------------------------------
Fee after waivers                      $ 64,502*                     $ 44,259*                    $ 89,429*
---------------------------------------------------------------------------------------------------------------


---------------
* Absent fee waivers for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, the Fund's Total Operating Expenses would have been 0.96%, 0.99% and 0.93%, respectively, of the Flag Investors Class A Shares' average daily net assets.

         The Investment Advisory Agreement will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreement, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was approved in the foregoing manner by the Fund's Board of Directors most recently on September 16, 1997. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act).

         In addition to its services as investment advisor, ICC also provides accounting services to the Fund and serves as the Fund's transfer and dividend disbursing agent. An affiliate of ICC provides custody services. (See "Custodian, Transfer Agent and Accounting Services.")

7. DISTRIBUTION OF FUND SHARES


         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997. Prior to August 31, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown") was distributor of the Fund's Shares for the same rate of compensation and on substantially the same terms and conditions as ICC Distributors.

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently on March 27, 1998.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates, will provide compensation out of their own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents.

         As compensation for providing distribution services for the Flag Investors Class A Shares as described above, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Flag Investors Class A Shares. ICC Distributors expects to allocate most of its annual fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors receives no compensation for distributing the Flag Investors Institutional Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:



                         Fiscal Year Ended December 31,

       Class                   1997             1996               1995
      ------                   ----             ----               -----
Class A 12b-1 Fee         $136,962(1)        $151,753(2)          $179,666(2)

------------

(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $93,060 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $43,902.

(2) Fees received by Alex. Brown, the Fund's distributor for the fiscal years ended December 31, 1996 and December 31, 1995.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Fund's Flag Investors Class A Shares (the "Flag Investors Class A Plan"). Under the Flag Investors Class A Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Flag Investors Class A Plan was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 16, 1997. The Flag Investors Class A Plan will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose.

         In approving the Flag Investors Class A Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Flag Investors Class A Plan would benefit the Fund and its shareholders. The Flag Investors Class A Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Flag Investors Class A Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Flag Investors Class A Plan may be terminated at any time upon sixty days' notice, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock").

         During the continuance of the Flag Investors Class A Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Flag Investors Class A Plan to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Flag Investors Class A Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

        Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plan with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares is less than 0.25% of the Flag Investors Class A Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by ICC Distributors. The Plan does not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to the class of the Fund. In return for payments received pursuant to the Plan for the last three years, the fund's distributor paid the distribution-related expenses of the Fund including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         The Fund's distributor received commissions on the sale of Class A Shares (of which only a portion was retained) in the following amounts:


                                            Fiscal Year Ended December 31,
                                            ------------------------------
       Class                      1997                            1996                               1995
       -----                      ----                            ----                               ----

                        Received       Retained        Received          Retained         Received         Retained
                        --------       --------        --------          --------         --------         --------

Class A                 $13,144(1)      $6,190(2)      $26,849(3)        $24,060(3)       $11,196(3)       $11,088(3)
                        ========        =======        ========          ========         ========         ========

Commissions
-------------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $6,926 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $6,188.
(2) Of commissions received, Alex. Brown retained $6,190 and ICC Distributors retained $0, respectively.
(3) By Alex. Brown, the Fund's distributor for the fiscal years ended December 31, 1996 and December 31, 1995.

General Information

        The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors or ICC.

8.       BROKERAGE

         ICC is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisor in any transaction in which they act as a principal, nor will the Fund buy or sell over-the-counter securities with them acting as market maker.

         If affiliates of the Advisor are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ICC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ICC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than affiliates of the Advisor higher commissions than other brokers might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. For the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, ICC directed no brokerage transactions to broker-dealers and paid no related commissions because of research services provided to the Fund.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid the affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. For the period from September 1, 1997 through December 31, 1997, the Fund did not pay brokerage commissions to BT Alex. Brown or its affiliates. For the period from January 1, 1997 through August 31, 1997 and for the fiscal years ended December 31, 1996 and December 31, 1995, the Fund did not pay brokerage commissions to Alex. Brown. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 1997, the Fund held a 6.25% repurchase agreement issued by Goldman Sachs & Co. valued at $6,585,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.


         ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.


9.       CAPITAL STOCK

         The Fund is authorized to issue 60 million shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Flag Investors Short-Intermediate Income Fund Class A Shares, Flag Investors Short-Intermediate Income Fund Class B Shares, Flag Investors Short-Intermediate Income Fund Institutional Shares and Alex. Brown Capital Advisory & Trust Short-Intermediate Income Shares. The ABCAT Shares and the Flag Investors Class B Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.



11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the period from September 22, 1997 to December 31, 1997, Bankers Trust accrued $4,671 as compensation for providing custody services to the Fund. Investment Company Capital Corp. serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICC. As compensation for providing dividend and transfer agency services, the Fund pays ICC up to $15.62 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1997, such fees totaled $31,985.


         As compensation for providing accounting services, ICC receives an annual fee, calculated daily and paid monthly, as shown below.

         Average Net Assets
           Accounting Fee                      Incremental Annual
         ------------------                    ------------------
$          0      -     $   10,000,000        $15,000 (fixed fee)
$ 10,000,000      -     $   25,000,000             0.080%
$ 25,000,000      -     $   50,000,000             0.077%
$ 50,000,000      -     $   75,000,000             0.050%
$ 75,000,000      -     $  100,000,000             0.030%
$100,000,000      -     $  500,000,000             0.020%
$500,000,000      -     $1,000,000,000             0.008%
 over $1,000,000,000                               0.003%

        In addition, the Fund reimburses ICC for certain out-of-pocket expenses. For the fiscal year ended December 31, 1997, ICC received accounting fees of $59,200.


12.     INDEPENDENT AUDITORS

        The annual financial statements of the Fund are audited by Deloitte & Touche LLP.

13.     LEGAL MATTERS


        Morgan, Lewis & Bockius LLP acts as counsel to the Fund.

14.     PERFORMANCE INFORMATION

        For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

        The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(1 + T)n                    =     ERV

    Where:   P     =  a hypothetical initial payment of $1,000
             T     =  average annual total return
             n     =  number of years (1, 5 or 10)
             ERV   =  ending redeemable value at the end of the 1-, 5-, or
                      10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

        Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

        Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1997 were as follows:





                                      One-Year Period Ended          Five-Year Period Ended                Inception Through
                                        December 31, 1997               December 31, 1997                  December 31, 1997
                                       -------------------             -------------------                ------------------
                                    Ending            Average         Ending           Average          Ending           Average
Class                             Redeemable       Annual Total     Redeemable      Annual Total      Redeemable      Annual Total
-----                             ----------       ------------     ----------      ------------      ----------      ------------
                                     Value            Return          Value            Return            Value           Return
                                    -------          --------        -------           -------           -----           -------

Flag Investors Class A             $1,055.22           5.52%        $1,336.08           5.97%          $1,550.26          6.83%
May 31, 1991 +
Flag Investors Institutional       $1,074.00           7.40%           N/A               N/A           $1,141.68          6.32%
November 2, 1995 +
---------------

+   Inception Date.


        The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., or with the performance of the Lehman Brothers Intermediate Aggregate Bond Index, the Lehman Brothers Government Intermediate-Term Bond Index or the Merrill Lynch 1-3 Year Treasury Index, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

        For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations



        The Fund's yield for the Flag Investors Class A Shares and the Flag Investors Institutional Shares for the 30-day period ended December 31, 1997 was 5.62% and 5.99%, respectively, and was computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.


        Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

        Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


        The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate was 65% for the fiscal year ended December 31, 1997 and 42% for the fiscal year ended December 31, 1996. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.


15.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


        To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares, as of April 17, 1998:


       Name and Address                                % Ownership

       Chase Manhattan Bank TR.                            5.78%
       Wells Aluminum Corp.
       Master Trust 29400333
       770 Broadway
       New York, NY  10003-9522

       BT Alex. Brown Incorporated                         7.93%
       FBO 201-95002-10 and 201-95002-28
       P.O. Box 1346
       Baltimore, MD  21203-1346

       BT Alex. Brown Incorporated                        24.80%
       FBO 250-10788-16
       P.O. Box 1346
       Baltimore, MD  21203-1346

                  * As of such date, BT Alex. Brown owned beneficially less than 1% of such Shares.


                  Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares, as of April 23, 1998.


16.      FINANCIAL STATEMENTS
         (See next page.)

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        December 31, 1997

                                                  S&P       Par       Market Value
Security                                        Rating*    (000)        (Note 1)
-------------------------------------------------------------------------------------
CORPORATE BONDS--27.8%
Banc One Columbus
   7.375%, 12/1/02                               AA-       $1,000      $ 1,043,750
Bear Stearns Company Incorporated
   6.50%, 8/1/02                                 A          2,000        2,015,000
Block Financial Corporation
   6.75%, 11/1/04                                A          2,000        2,032,500
Countrywide Home Loan
   7.26%, 5/10/04                                A          2,000        2,092,500
First Maryland Bancorp
   7.20%, 7/1/07                                 A-         2,000        2,090,000
Ford Motor Credit
   6.05%, 3/31/98                                A+         2,000        2,000,300
General Motors Acceptance Corporation
   5.625%, 2/15/01                               A-         1,000          987,500
International Lease Finance
   6.43%, 9/15/00                                A+         2,000        2,015,000
Norwest Corporation
   7.68%, 5/10/02                                AA-        1,048        1,054,550
Pacific Gas & Electric
   6.25%, 3/1/04                                 AA-        2,000        2,010,000
Philip Morris Cos., Inc.
   6.95%, 6/1/06                                 A          2,000        2,050,000

Sears Roebuck Acceptance Corporation
   6.34%, 9/19/00                                A-         2,190        2,203,687
                                                                       -----------
Total Corporate Bonds
   (Cost $21,390,553)                                                   21,594,787
                                                                       -----------

U.S. GOVERNMENT AGENCY SECURITIES--25.5%

Federal Home Loan Banks Board - 7.7%
Debentures
   7.151%, 9/13/05 (Callable 3/13/98)            AAA        3,000        2,999,880
   6.900%, 4/28/00 (Callable 4/28/98)            AAA        3,000        3,011,550

Federal National Mortgage Assoc. - 7.1%
Debentures
   6.250%, Due 8/12/03                           AAA        3,500        3,494,785
   7.120%, Due 4/19/02                           AAA        2,000        2,023,820

Mortgage-Backed Securities - 9.4%
Federal Home Loan Mortgage Corp.
   Pool #G10049, 8.00%, 10/1/07                  AAA          844          871,922

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                            December 31, 1997


                                                S&P         Par       Market Value
Security                                      Rating*      (000)        (Note 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES (concluded)
Mortgage-Backed Securities (concluded)
Federal Home Loan Mortgage Corp.
   Pool #G10543, 6.00%, 6/1/11                   AAA       $2,649      $ 2,607,868
   Pool #M19094, 7.00%, 2/1/98                   AAA          792          803,591
Federal National Mortgage Assoc.
 Pass-through
   Pool #326570, 7.00%, Due 2/1/08               AAA        2,980        3,025,905

Guaranteed Export Trust - 1.3%
   8.187%, 12/15/04                              AAA          913          971,339
                                                                       -----------
Total U.S. Government Agency Securities
   (Cost $19,492,391)                                                   19,810,660
                                                                       -----------

U.S. TREASURY SECURITIES--16.9%
U.S. Treasury Notes
   5.875%, 2/15/00                               AAA        1,000        1,004,150
   6.250%, 2/15/03                               AAA        5,000        5,115,700
   5.750%, 8/15/03                               AAA        2,000        2,001,720
   5.750%, 10/31/03                              AAA        5,000        5,005,800
                                                                       -----------
Total U.S. Treasury Securities
   (Cost $12,751,849)                                                   13,127,370
                                                                       -----------

ASSET-BACKED SECURITIES--17.9%
Aesop Funding II Limited Liability Company
   6.22%, 10/20/01                               AAA        2,500        2,514,500
California Infrastructure Pacific Gas &
   Electric, 97-1-A4
   6.16%, 6/25/03                                AAA        2,000        2,002,109
FHLMC Structured Pass-through, Series T-9
   6.43%, 2/25/13                                AAA        1,500        1,469,590
Green Tree Financial Corporation
   8.25%, 1/15/20                                NR**       3,000        3,190,980
Metris Master Trust
   6.87%, 10/20/05                               AAA        3,000        3,084,492
Premier Auto Trust, 94-1-A3
   4.75%, 2/2/00                                 AAA           54           53,813
Premier Auto Trust, 96-3-A4
   6.75%, 11/6/00                                AAA        1,500        1,529,130
                                                                       -----------
Total Asset-Backed Securities
   (Cost $13,697,185)                                                   13,844,614
                                                                       -----------

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


                                                 S&P        Par       Market Value
Security                                        Rating*    (000)        (Note 1)
------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--3.2%

Federal Home Loan Mortgage Corp. - 2.1%
Multi-Class Mortgage Certificates
   Series 106-F, 8.50%, 12/15/20                 AAA       $1,615      $ 1,647,006

Federal National Mortgage Assoc. - 1.1%
Multi-Class Mortgage Certificates
   Series 88-18-B, 9.40%, 7/25/03                AAA          125          131,027
   Series 91-11-G, 7.00%, 11/25/19               AAA          705          703,859
                                                                       -----------
Total Collateralized Mortgage Obligations
   (Cost $2,468,052)                                                     2,481,892
                                                                       -----------

REPURCHASE AGREEMENT--8.5%
Goldman Sachs & Co., 6.25%
   Dated 12/31/97, to be repurchased on 1/2/98, collateralized by U.S. Treasury
   Bonds with a market value of $6,716,883.
   (Cost $6,585,000)                             NR         6,585        6,585,000
                                                                        ----------
Total Investment in Securities--99.8%
   (Cost $76,385,030)***                                                77,444,323
Other Assets in Excess of Liabilities, Net--0.2%                           181,175
                                                                       -----------
Net Assets--100.0%                                                     $77,625,498
                                                                       ===========

Net Asset Value and Redemption Price Per:
   Class A Share
     ($45,569,338 / 4,386,630 shares outstanding)                           $10.39
                                                                            ======
   Institutional Share
     ($32,056,160 / 3,052,560 shares outstanding)                           $10.50
                                                                            ======
MAXIMUM OFFERING PRICE PER:
   Class A Share ($10.39 / 0.985)                                           $10.55
                                                                            ======

   Institutional Share                                                      $10.50
                                                                            ======


----------

* The Standard & Poor's rating indicated is believed to be the most recent rating available as of December 31, 1997. The U.S. Government Agency Securities and U.S. Treasury Securities are assumed to have AAA ratings because they are backed by the full faith and credit of the U.S. government. These ratings have not been audited by Deloitte & Touche LLP.
** Although this holding is not rated by S&P, it is rated Aaa by Moody's and AAA by Fitch.
***  Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statement of Operations


                                                              For the Year Ended
                                                                 December 31,
--------------------------------------------------------------------------------
                                                                     1997
Investment Income (Note 1):
   Interest                                                        $5,072,268
                                                                   ----------
Expenses:
   Investment advisory fee (Notes 2 and 7)                            268,092
   Distribution fee  (Note 2)                                         136,962
   Legal                                                               76,448
   Accounting fee (Note 2)                                             59,200
   Transfer agent fee (Note 2)                                         31,985
   Registration fees                                                   31,620
   Printing and postage                                                26,951
   Audit                                                               25,025
   Custodian fee (Note 2)                                              16,089
   Directors' fees                                                      4,976
   Pricing fee                                                          4,820
   Miscellaneous                                                        2,309
   Insurance                                                              745
                                                                   ----------
            Total expenses                                            685,222

Less: Fees waived (Note 2)                                           (203,590)
                                                                   ----------
            Net expenses                                              481,632
                                                                   ----------
Net investment income                                               4,590,636
                                                                   ----------
Realized and unrealized gain/(loss) on investments (Note 1):
   Net realized gain from security transactions                        95,306
   Change in unrealized appreciation
     or depreciation of investments                                   680,823
                                                                   ----------
            Net gain on investments                                   776,129
                                                                   ----------
Net increase in net assets resulting from operations               $5,366,765
                                                                   ==========

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets



                         For the Year Ended December 31,
--------------------------------------------------------------------------------
                                                      1997            1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                          $  4,590,636    $  4,307,970
   Net gain/(loss) from security transactions           95,306        (141,613)
   Change in unrealized appreciation or
     depreciation of investments                       680,823      (1,267,527)
                                                  ------------    ------------
   Net increase in net assets resulting
     from operations                                 5,366,765       2,898,830
                                                  ------------    ------------
Dividends to Shareholders From:
   Net investment income:
     Class A Shares                                 (3,165,854)     (3,528,967)
     Institutional Shares                           (1,359,289)       (602,635)
                                                  ------------    ------------
   Total distributions                              (4,525,143)     (4,131,602)
                                                  ------------    ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                     23,594,729      24,144,316
   Value of shares issued in reinvestment of
     dividends                                       2,514,042       2,641,312
   Cost of shares repurchased                      (25,416,223)    (18,763,222)
                                                  ------------    ------------
   Increase in net assets derived from
     capital share transactions                        692,548       8,022,406
                                                  ------------    ------------
   Total increase in net assets                      1,534,170       6,789,634

Net Assets:
   Beginning of year                                76,091,328      69,301,694
                                                  ------------    ------------
   End of year                                    $ 77,625,498    $ 76,091,328
                                                  ============    ============

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares (For a share outstanding throughout each year)
                                                                     For the
                                                                    Year Ended
                                                                   December 31,
--------------------------------------------------------------------------------
                                                                       1997

Per Share Operating Performance:
   Net asset value at beginning of year                              $ 10.28
                                                                     -------
Income from Investment Operations:
   Net investment income                                                0.61
   Net realized and unrealized gain/(loss) on investments               0.10
                                                                     -------
   Total from Investment Operations                                     0.71
Less Distributions:
   Distributions from net investment income
     and short-term gains                                              (0.60)
   Return of capital                                                      --
   Distributions from net realized long-term gains                        --
                                                                     -------
   Total distributions                                                 (0.60)
                                                                     -------
   Net asset value at end of year                                    $ 10.39
                                                                     =======
Total Return(1)                                                         7.13%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                          0.70%
   Net investment income(3)                                             5.92%
Supplemental Data:
   Net assets at end of year (000)                                   $45,569
   Portfolio turnover rate                                                65%

----------
(1)  Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.96%, 0.99%, 0.93%, 0.84% and 0.85% for the years ended December 31, 1997, 1996, 1995, 1994 and 1993, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.66%, 5.83%, 5.77%, 5.43% and 5.28% for the years ended December 31, 1997, 1996, 1995, 1994 and
     1993, respectively.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


                                                                              For the Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                   1996            1995            1994               1993
Per Share Operating Performance:
   Net asset value at beginning of year                           $ 10.48         $  9.62         $ 10.57            $ 10.37
                                                                  -------         -------         -------            -------
Income from Investment Operations:
   Net investment income                                             0.63            0.62            0.57               0.57
   Net realized and unrealized gain/(loss) on investments           (0.23)           0.84           (0.92)              0.34
                                                                  -------         -------         -------            -------
   Total from Investment Operations                                  0.40            1.46           (0.35)              0.91
Less Distributions:
   Distributions from net investment income
     and short-term gains                                           (0.60)          (0.60)          (0.57)             (0.69)
   Return of capital                                                   --              --           (0.03)                --
   Distributions from net realized long-term gains                     --              --              --              (0.02)
                                                                  -------        --------         -------            -------
   Total distributions                                              (0.60)          (0.60)          (0.60)             (0.71)
                                                                  -------        --------         -------            -------
   Net asset value at end of year                                 $ 10.28         $ 10.48          $ 9.62            $ 10.57
                                                                  =======        ========         =======            =======
Total Return(1)                                                      4.04%          15.43%          (3.32)%             8.98%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                       0.70%           0.70%           0.70%              0.70%
   Net investment income(3)                                          6.11%           6.00%           5.57%              5.43%
Supplemental Data:
   Net assets at end of year (000)                                $58,584         $67,116         $78,789           $112,520
   Portfolio turnover rate                                             42%             46%             50%                86%

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights--Institutional Shares
(For a share outstanding throughout each period)


                                                                    For the Period
                                                                      November 2,
                                          For the Year Ended        1995(1) through
                                              December 31,            December 31,
-----------------------------------------------------------------------------------
                                          1997           1996             1995
Per Share Operating Performance:
   Net asset value at
     beginning of period                 $ 10.38        $ 10.58          $10.42
                                         -------        -------          ------
Income from Investment Operations:
   Net investment income                    0.61           0.59            0.09
   Net realized and unrealized
     gain/(loss) on investments             0.13          (0.17)           0.12
                                         -------        -------          ------
   Total from Investment Operations         0.74           0.42            0.21
Less Distributions:
   Distributions from net investment
     income and short-term gains           (0.62)         (0.62)          (0.05)
                                         -------        -------          ------
   Net asset value at end of period      $ 10.50        $ 10.38          $10.58
                                         =======        =======          ======
Total Return                                7.40%          4.20%          12.47%(2)
Ratios to Average Daily Net Assets:
   Expenses(3)                              0.45%          0.45%           0.45%(2)
   Net investment income(4)                 6.17%          6.35%           6.52%(2)
Supplemental Data:
   Net assets at end of period (000)     $32,056        $17,507           $2,186
   Portfolio turnover rate                    65%            42%              46%

----------
(1)  Commencement of operations.
(2)  Annualized.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.72%, 0.76% and 0.72% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.90%, 6.04% and 6.27% (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund"), formerly Flag Investors Intermediate-Term Income Fund, Inc., was organized as a Maryland Corporation on April 16, 1990 and commenced operations May 13, 1991. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

     The Fund consists of two share classes: Class A Shares, which commenced May 13, 1991, and Institutional Shares, which commenced November 2, 1995.

     The Class A Shares have a 1.50% maximum front-end sales charge and a 0.25% distribution fee. The Institutional Shares have neither a front-end sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a debt security based on quotations provided by a pricing service, which uses transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities to determine value. The Fund values a portfolio security that is primarily traded on a national exchange by using the last sale price reported for the day. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the

FLAG INVESTORS SHORT-INTERMDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENT (CONTINUED)

NOTE 1--concluded

          collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to different tax treatments of dividends declared.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fee, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust New York Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of the amount over $1.5 billion.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Shares' average daily net assets. For the year ended December 31, 1997, ICC waived fees of $203,590.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $59,200 for accounting services for the year ended December 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $31,985 for transfer agent services for the year ended December 31, 1997.

     Effective September 22, 1997, Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, became the Fund's custodian. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. From September 22, 1997 to December 31, 1997, the Fund accrued $4,671 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), which is not related to ICC, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors. For the year ended December 31, 1997, distribution fees aggregated $136,962.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1997 was $4,620, and the accrued liability was $5,029.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 60 million shares of $.001 par value capital stock (45 million Class A, 2 million Class B, 5 million Institutional, 5 million Alex. Brown Capital Advisory & Trust and 3 million undesignated). Transactions in shares of the Fund are listed below.

                                                   Class A Shares
                                              ----------------------------
                                                 For the        For the
                                               Year Ended     Year Ended
                                              Dec. 31, 1997  Dec. 31, 1996
                                              -------------  -------------

Shares sold                                        643,871        824,212
Shares issued to shareholders on
   reinvestment of dividends                       188,623        223,342
Shares redeemed                                 (2,147,036)    (1,752,832)
                                              ------------   ------------
Net decrease in shares outstanding              (1,314,542)      (705,278)
                                              ============   ============
Proceeds from sale of shares                  $  6,656,537   $  8,509,093
Value of reinvested dividends                    1,939,315      2,288,737
Cost of shares redeemed                        (22,186,651)   (18,054,319)
                                              ------------   ------------
Net decrease from capital share transactions  $(13,590,799)  $ (7,256,489)
                                              ============   ============

                                                  Institutional Shares
                                              ----------------------------
                                                 For the        For the
                                               Year Ended     Year Ended
                                             Dec. 31, 1997  Dec. 31, 1996
                                              -------------  -------------

Shares sold                                      1,621,803      1,513,443
Shares issued to shareholders on
   reinvestment of dividends                        55,315         34,119
Shares redeemed                                   (310,716)       (67,989)
                                               -----------    -----------
Net increase in shares outstanding               1,366,402      1,479,573
                                               ===========    ===========
Proceeds from sale of shares                   $16,938,192    $15,635,223
Value of reinvested dividends                      574,727        352,575
Cost of shares redeemed                         (3,229,572)      (708,903)
                                               -----------    -----------
Net increase from capital share transactions   $14,283,347    $15,278,895
                                               ===========    ===========

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 4--Investment Transactions

      Excluding short-term obligations, purchases of investment securities aggregated $47,383,704 and sales of investment securities aggregated $46,467,965 for the year ended December 31, 1997.

     On December 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,116,074 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $56,781.

NOTE 5--Net Assets

     On December 31, 1997, net assets consisted of:

Paid-in capital:
     Class A Shares.......................................... $48,313,133
     Institutional Shares....................................  31,719,118
Accumulated net realized loss from security transactions.....  (3,409,521)
Unrealized appreciation of investments.......................   1,059,293
Distributions in excess of net investment income.............     (56,525)
                                                              -----------
                                                              $77,625,498
                                                              ===========

NOTE 6--Federal Income Tax Information

     Generally accepted accounting principles require that we reclassify certain components of net assets to reflect permanent differences between financial reporting and tax purposes. We have reclassified permanent book/tax differences of $69,801 to undistributed net investment income from accumulated net realized loss from security transactions. This reclassification has no effect on net assets or net asset values per share.

     On December 31, 1997, there was a tax capital loss carryforward of $3,406,552 of which $260,038 expires in 2002, $3,111,390 expires in 2003 and
$35,124 expires in 2004. This carryforward will be used to offset any future net capital gains.

NOTE 7--Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust New York Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Short-Intermediate Income Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC. The new agreement is substantially the same as the former agreement.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders
Flag Investors Short-Intermediate Income Fund, Inc.:

     We have audited the accompanying statement of net assets of the Flag Investors Short-Intermediate Income Fund, Inc. as of December 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Short-Intermediate Income Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
January 29, 1998

                                    APPENDIX

                        Corporate Bond Rating Definitions

-------------------------------------------------------------------------------


Standard & Poor's Ratings Group



AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.


-------------------------------------------------------------------------------


Moody's Investors Service, Inc.


Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                       Commercial Paper Rating Definitions




-------------------------------------------------------------------------------


Standard & Poor's Ratings Group


Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect a " strong" degree of safety regarding timely payment.


-------------------------------------------------------------------------------


Moody's Investors Service, Inc.

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

PART C.             OTHER INFORMATION
                    -----------------

Item 24.            Financial Statements and Exhibits.
                    ----------------------------------

                    List all financial statements and exhibits filed as part of the Registration Statement.

                           (a)     Financial statements:

                                   (1) Included in Part A of the Registration
                                       Statement:


                                          -  Financial Highlights for Flag
                                             Investors Class A Shares for the
                                             fiscal years ended December 31,
                                             1997, December 31, 1996, December
                                             31, 1995, December 31, 1994,
                                             December 31, 1993 and December 31,
                                             1992 and for the period May 13,
                                             1991 (commencement of operations)
                                             through December 31, 1991.

                                          -  Financial Highlights for Flag
                                             Investors Institutional Shares for
                                             the fiscal years ended December 31,
                                             1997 and December 31, 1996 and for
                                             the period November 2, 1995
                                             (commencement of operations)
                                             through December 31, 1995.



                                   (2) Included in Part B of the Registration
                                       Statement:


                                          -  Statement of Net Assets as of
                                             December 31, 1997.

                                          -  Statement of Operations for the
                                             year ended December 31, 1997.

                                          -  Statements of Changes in Net Assets
                                             for the years ended December 31,
                                             1997 and December 31, 1996.

                                          -  Financial Highlights for Flag
                                             Investors Class A Shares for the
                                             years ended December 31, 1997,
                                             December 31, 1996, December 31,
                                             1995, December 31, 1994, December
                                             31, 1993 and December 31, 1992 and
                                             for the period ended December 31,
                                             1991.

                                          -  Financial Highlights for Flag
                                             Investors Institutional Shares for
                                             the fiscal years ended December 31,
                                             1997, December 31, 1996 and the
                                             period November 2, 1995
                                             (commencement of operations)
                                             through December 31, 1995.

                                          -  Notes to Financial Statements.


                                   (3)    All required financial statements are
                                          included in Part B of the Registration
                                          Statement. All other financial
                                          statements and schedules are
                                          inapplicable.

                           (b)     Exhibits.


                                   (1)    (a) Articles of Incorporation.(1)

                                          (b) Amended Articles of
                                              Incorporation.(2)

                                          (c) Amendment to Amended Articles of
                                              Incorporation.(2)

                                          (d) Articles Supplementary dated April
                                              23, 1992.(2)

                                          (e) Articles Supplementary dated
                                              October 6, 1995.(2)

                                          (f) Articles Supplementary dated April
                                              25, 1996.(3)

                                          (g) Articles Supplementary with
                                              respect to creation of ABCAT
                                              Shares Class dated October 31,
                                              1996.(3)

                                          (h) Articles of Amendment to Articles
                                              of Incorporation with respect to
                                              Registrant's name change dated
                                              December 19, 1996.(3)

                                   (2) By-Laws, as amended through December 18,
                                       1996.(3)

                                   (3) Not Applicable.

                                   (4) Specimen Security.(4)

                                   (5) Investment Advisory Agreement dated
                                       September 1, 1997 between Registrant
                                       and Investment Company Capital
                                       Corp., filed herewith.

                                   (6)    (a)    Distribution Agreement dated
                                                 August 31, 1997 between
                                                 Registrant and ICC
                                                 Distributors, Inc., filed
                                                 herewith.

                                          (b)    Form of Sub-Distribution
                                                 Agreement between ICC
                                                 Distributors, Inc. and
                                                 Participating Dealers, filed
                                                 herewith.

                                          (c)    Form of Shareholder Servicing
                                                 Agreement between Registrant
                                                 and Shareholder Servicing
                                                 Agents, filed herewith.

                                   (7)           Not Applicable.

                                   (8) (a) Form of Custodian Agreement between
                                       Registrant and Bankers Trust Company,
                                       filed herewith.

                                          (b)    Master Services Agreement
                                                 between Registrant and
                                                 Investment Company Capital
                                                 Corp.(2)

                                   (9)    Not Applicable.

                                   (10)   Opinion of Counsel.(2)

                                   (11)   (a)    Consent of Independent
                                                 Auditors, filed herewith.

                                          (b)    Consents of Directors to
                                                 serve.(2)

                                   (12)   Not Applicable.

                                   (13)   Form of Subscription Agreement re:
                                          initial $100,000 capital.(1)

                                   (14)   Not Applicable.

                                   (15)   (a)    Distribution Plan (Flag
                                                 Investors Class A Shares).(2)

                                          (b)    Amended Distribution Plan (Flag
                                                 Investors Class A Shares),
                                                 filed herewith.

                                   (16) Schedule of Computation of Performance
                                        Quotations (unaudited).(1)

                                   (18)   (a)    Rule 18f-3 Plan.(5)

                                          (b)    Amended Rule 18f-3 Plan, filed
                                                 herewith.

                                   (24) Powers of Attorney, filed herewith.

                                   (27) Financial Data Schedule, filed herewith.
____________________

(1) Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR on August 18, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR on April 26, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR on April 28, 1997.

(4) Incorporated by reference to Exhibit 1(Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 6, 7 and 8, to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179) filed with the Securities and Exchange Commission via EDGAR on August 18, 1995, April 26, 1996 and April 28, 1997, respectively, and Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 9 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on April 28, 1997.

(5) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR on October 18, 1996.

Item 25.          Persons Controlled by or under Common Control with Registrant.
                  --------------------------------------------------------------

                  Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

                  None.

Item 26.            Number of Holders of Securities.
                    --------------------------------

                    State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.



                    The following information is given as of April 17, 1998.

                    Title of Class                      Number of Record Holders
                    ------------------------------------------------------------
                    Flag Investors Class A Shares                1,689
                    Flag Investors Institutional Shares             73


Item 27.            Indemnification.
                    ----------------

                    State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

                    Section 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1 to this Registration Statement and incorporated herein by reference, provide as follows:

                    Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                    Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

                    Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                    Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

                    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 28.            Business and Other Connections of Investment Advisor.
                    -----------------------------------------------------

                    Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                    During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 29.            Principal Underwriters.
                    -----------------------


                    (a) ICC Distributors, Inc. acts as distributor for BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.

                    (b)            Position and
                                   Offices with                Position and
Name and Principal                  Principal                  Officers with
Business Address*                   Underwriter                 Registrant
------------------                 -------------               --------------
John Y. Keffer                      President                     None

Sara M. Morris                      Treasurer                     None

David I. Goldstein                  Secretary                     None

Richard C. Butt                     Vice President                None

Benjamin L. Niles                   Vice President                None

Margaret J. Fenderson               Assistant Treasurer           None

Dana L. Lukens                      Assistant Secretary           None

Nanette K. Chern                    Chief Compliance              None
                                    Officer
_____________
*       Two Portland Square
        Portland, Maine 04101


        (c)  Not Applicable.


Item 30.            Location of Accounts and Records.
                    ---------------------------------

                    With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.


                           Investment Company Capital Corp., One South Street,
                    Baltimore, Maryland 21202, the Registrant's investment advisor and transfer and dividend disbursing agent, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

                           In particular, with respect to the records required
                    by Rule 31a-1(b)1, ICC maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 31.            Management Services.
                    --------------------

                    Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

                    See Exhibit 8.


Item 32.            Undertakings.
                    -------------

                    Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

                    (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting the Registrant at (800) 767-3524.

                    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 27th day of April, 1998.

                                              FLAG INVESTORS SHORT-INTERMEDIATE
                                              INCOME FUND, INC.


                                              By:/s/Harry Woolf
                                                 ---------------
                                                    Harry Woolf
                                                    President

                    Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

           *                                                   April 27, 1998
----------------------      Chairman                           ---------------
Richard T. Hale             and Director                                 Date

           *                Director                           April 27, 1998
----------------------                                         ---------------
James J. Cunnane                                                         Date

           *                Director                           April 27, 1998
----------------------                                         ---------------
John F. Kroeger                                                          Date

           *                Director                           April 27, 1998
----------------------                                         ---------------
Louis E. Levy                                                            Date

           *                Director                           April 27, 1998
----------------------                                         ---------------
Eugene J. McDonald                                                       Date

            *               Director                           April 27, 1998
----------------------                                         ---------------
Rebecca W. Rimel                                                         Date

            *               Director                           April 27, 1998
----------------------                                         ---------------
Truman T. Semans                                                         Date

            *               Director                           April 27, 1998
----------------------                                         ---------------
Carl W. Vogt                                                             Date

/s/ Harry Woolf             President                          April 27, 1998
----------------------                                         ---------------
Harry Woolf                                                              Date

/s/ Joseph A. Finelli                                          April 27, 1998
----------------------      Chief Financial                    ---------------
Joseph A. Finelli           and Accounting                               Date
                            Officer

*By:/s/Amy M. Olmert
    ----------------
       Amy M. Olmert
       Attorney-In-Fact

               Flag Investors Short-Intermediate Income Fund, Inc.
                                Index of Exhibits
                                -----------------
EDGAR
Exhibit Number Document
--------------                      --------

           (1)        (a)     Articles of Incorporation.(1)

                      (b)     Amended Articles of Incorporation.(2)

                      (c)     Amendment to Amended Articles of Incorporation.(2)

                      (d)     Articles Supplementary dated April 23, 1992.(2)

                      (e)     Articles Supplementary dated October 6, 1995.(2)

                      (f)      Articles Supplementary dated April 25, 1996.(3)

                      (g) Articles Supplementary with respect to creation of ABCAT Shares Class dated October 31, 1996.(3)

                      (h) Articles of Amendment to Articles of Incorporation with respect to
                                 Registrant's name change dated December
                                 19, 1996.(3)
           (2)        By-Laws, as amended through December 18, 1996.(3)
           (3)        Not Applicable
           (4)        Specimen Security.(4)

EX-99.B    (5) Investment Advisory Agreement dated September
               1, 1997 between Registrant and Investment Company
               Capital Corp., filed herewith.

EX-99.B    (6)        (a)        Distribution Agreement dated August 31, 1997
                                 between Registrant and ICC Distributors, Inc., filed herewith.

EX-99.B               (b)        Form of Sub-Distribution Agreement between ICC
                                 Distributors, Inc. and Participating Dealers, filed herewith.

EX-99.B               (c)        Form of Shareholder Servicing Agreement between
                                 Registrant and Shareholder Servicing Agents, filed herewith.
           (7)         Not Applicable

EX-99.B    (8)        (a)        Form of Custodian Agreement between Registrant
                                 and Bankers Trust Company, filed herewith.

                      (b) Master Services Agreement between Registrant and Investment Company Capital Corp.(2)

                  (9)        Not Applicable

                  (10)       Opinion of Counsel.(2)

EX-99.B           (11)       (a)     Consent of Independent Auditors, filed
                                     herewith.

                             (b)     Consents of Directors to serve.(2)

                  (12)       Not Applicable

                  (13) Form of Subscription Agreement re: initial $100,000 capital.(1)

                  (14)       Not Applicable
                  (15)       (a)     Distribution Plan (Flag Investors Class A
                                     Shares).(2)

EX-99.B                      (b)     Amended Distribution Plan (Flag Investors
                                     Class A Shares), filed herewith.

                  (16) Schedule of Computation of Performance Quotations (unaudited).(1)

                  (18)       (a)     Rule 18f-3 Plan.(5)

EX-99.B                      (b)     Amended Rule 18f-3 Plan, filed herewith.

EX-99.B           (24)       Powers of Attorney, filed herewith.

EX-27             (27)       Financial Data Schedule, filed herewith.

________________

(1) Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR on August 18, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR on April 26, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR on April 28, 1997.

(4) Incorporated by reference to Exhibit 1(Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 6, 7 and 8, to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179) filed with the Securities and Exchange Commission via EDGAR on August 18, 1995, April 26, 1996 and April 28, 1997, respectively, and Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 9 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on April 28, 1997.

(5) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR on October 18, 1996.